NUVEEN MUNICIPAL MUTUAL FUNDS
SUPPLEMENT TO PROSPECTUSES
Dated December 10, 2003

Nuveen Municipal Trust
  Prospectus dated August 28, 2003
Nuveen Multistate Trust I
  Prospectuses dated September 29, 2003
Nuveen Multistate Trust II
  Prospectuses dated June 27, 2003
Nuveen Multistate Trust III
  Prospectus dated September 29, 2003
Nuveen Multistate Trust IV
  Prospectus dated September 29, 2003

The following disclosure replaces the first paragraph in the subsection entitled General
Information Dividends, Distributions and Taxes in the prospectuses for the above-referenced trusts

The funds pay tax-free dividends monthly and any
taxable gains or other taxable distributions once
a year in December.  The funds declare dividends
monthly to shareholders of record as of the ninth
of each month, usually payable the first business
day of the following month.  Each fund will seek
to pay monthly tax-exempt dividends at a level rate
that reflects the past and projected net income of
the fund.  To help maintain more stable monthly
distributions, the distribution paid by a fund for
any particular monthly period may be more or less
than the amount of net income actually earned by
the fund during such period.  Any such under-
(or over-) distribution of income is reflected in
the funds net asset value.   This policy is
designed to result in the distribution of substantially all of the funds net income over time.

PLEASE KEEP THIS WITH YOUR FUND
STATEMENT OF ADDITIONAL INFORMATION
FOR FUTURE REFERENCE